UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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EnviroStar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENVIROSTAR, INC.
290 N.E. 68th Street
Miami, Florida 33138

October 14, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of EnviroStar, Inc., which will be held on November 13, 2015 at 11:00 a.m., local time, at Apollo Bank, 1150 South Miami Avenue, Miami, Florida 33130.

Please read these materials so that you will know what we plan to do at the Annual Meeting. Also, please sign and return the accompanying proxy card in the postage-paid envelope or otherwise transmit your voting instructions as described on the accompanying proxy card. This way, your shares will be voted as you direct even if you cannot attend the Annual Meeting.

On behalf of your Board of Directors and our employees, I would like to express our appreciation for your continued support.

Sincerely,

Henry M. Nahmad
Chairman of the Board

ENVIROSTAR, INC.
290 N.E. 68th Street
Miami, Florida 33138

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 13, 2015

Notice is hereby given that the Annual Meeting of Stockholders of EnviroStar, Inc. (the “Company”) will be held at Apollo Bank, 1150 South Miami Avenue, Miami, Florida 33130, on November 13, 2015, commencing at 11:00 a.m., local time, for the following purposes:

1. To elect seven directors to the Company’s Board of Directors to serve until the Company’s 2016 Annual Meeting of Stockholders.

2. To approve the EnviroStar, Inc. 2015 Equity Incentive Plan.

3. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The matters listed above are more fully described in the Proxy Statement that forms a part of this Notice of Meeting.

Only record holders of the Company’s Common Stock as of the close of business on October 2, 2015 are entitled to notice of, and to vote at, the Annual Meeting.

Sincerely yours,

Henry M. Nahmad
Chairman of the Board

Miami, Florida
October 14, 2015

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. THEREFORE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR THE PROXY CARD IF MAILED IN THE UNITED STATES.

ENVIROSTAR, INC.
290 N.E. 68th Street
Miami, Florida 33138

PROXY STATEMENT

The Board of Directors of EnviroStar, Inc. (the “Company”) is soliciting proxies to be used at the 2015 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at Apollo Bank, 1150 South Miami Avenue, Miami, Florida 33130, on November 13, 2015, commencing at 11:00 a.m., local time, and at any and all postponements or adjournments of the Annual Meeting, for the purposes set forth in the accompanying Notice of Meeting.

This Proxy Statement and the accompanying Notice of Meeting and proxy card are first being mailed to stockholders on or about October 14, 2015.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to consider and vote upon the election of seven directors to the Company’s Board of Directors and to approve the EnviroStar, Inc. 2015 Equity Incentive Plan (the “Plan”). In addition, although the Board of Directors is not aware of any other matters to be presented at the Annual Meeting, if any other matters are properly brought before the Annual Meeting, stockholders will be asked to consider and vote upon such matters.

Who is entitled to vote at the meeting?

Record holders of the Company’s Common Stock as of the close of business on October 2, 2015 (the “Record Date”) may vote at the Annual Meeting. As of the close of business on the Record Date, 7,033,732 shares of the Company’s Common Stock were outstanding and, thus, will be eligible to vote at the Annual Meeting.

What are the voting rights of the holders of the Company’s Common Stock?

Holders of the Company’s Common Stock are entitled to one vote per share on all matters to be considered at the Annual Meeting.

What constitutes a quorum?

The presence, in person or by proxy, of at least a majority of the shares of the Company’s Common Stock issued and outstanding as of the close of business on the Record Date is necessary to transact business at the Annual Meeting. Abstentions and “broker non-votes” will be included in determining the presence of a quorum at the Annual Meeting. If there are not sufficient shares represented for a quorum, then the Annual Meeting may be adjourned or postponed from time to time until a quorum is established.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Computershare, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares but not the stockholder of record, and your shares are held in “street name.”

How do I vote my shares?

If you are a stockholder of record, you can give a proxy to be voted at the Annual Meeting by mailing the enclosed proxy card. You may also vote your shares at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee has enclosed or provided a voting card for you to use in providing your voting instructions.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record, you may vote your shares in person at the Annual Meeting by completing a ballot at the Annual Meeting. However, if you are a “street name” holder, you may vote your shares in person at the Annual Meeting only if you obtain a signed proxy from your broker, bank or other nominee giving you the right to vote the shares. Even if you currently plan to attend the Annual Meeting, the Company recommends that you also submit your vote by proxy or by providing your voting instructions to your broker, bank or other nominee as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What are my choices when voting?

With respect to the election of directors, you may vote for all of the director nominees, or you may withhold your vote with respect to one or more of the director nominees. The proposal related to the election of directors is described in this Proxy Statement beginning on page 9.

In addition, you may vote for or against, or abstain from voting on, the proposal to approve the Plan. The proposal related to the Plan is described in this Proxy Statement beginning on page 16.

What are the Board’s voting recommendations?

The Board of Directors recommends that you vote your shares “FOR” all of the director nominees and “FOR” the approval of the Plan.

What if I do not specify on my proxy card how I want my shares voted?

If you execute and mail in your proxy card but do not specify on your proxy card how you want to vote your shares, your shares will be voted “FOR” all of the director nominees and “FOR” the approval of the Plan. Although the Board of Directors is not aware of any other matters to be presented at the Annual Meeting, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy card will vote the proxies in accordance with their best judgment on those matters.

Can I change my vote?

Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. If you are the record owner of your shares, you can do this in one of three ways. First, you can send a signed written notice to the Company’s President stating that you would like to revoke your proxy. Second, you can submit a new valid proxy bearing a later date. Third, you can attend the Annual Meeting and vote in person. However, attendance at the Annual Meeting will not, in and of itself, constitute revocation of a previously executed proxy.

If you are not the record owner of your shares and your shares are held in “street name,” you must contact your broker, bank or other nominee to find out how to change your vote.

What vote is required for a proposal to be approved?

Each of the seven director nominees must receive a plurality of the votes cast at the Annual Meeting in order to be elected. This means that the seven director nominees receiving the highest number of “FOR” votes will be elected. A properly executed proxy marked to withhold a vote with respect to the election of one or more director nominees will not be voted with respect to the nominee or nominees indicated, although it will be counted for purposes of determining whether or not a quorum exists.

The affirmative vote of a majority of the votes cast on the proposal to approve the Plan will be required for approval of the Plan. Since abstentions are treated for these purposes as votes cast on the proposal, abstentions will effectively count as votes against the Plan.

As described below under “Change in Control; Stockholders Agreement,” Henry M. Nahmad, the Company’s Chairman, Chief Executive Officer and President, may be deemed to have voting power over approximately 50.3% of the issued and outstanding shares of the Company’s Common Stock. Mr. Nahmad has advised the Company that he intends to vote, or cause to be voted, all of the shares of the Company’s Common Stock of which he has the right to vote or direct the vote “FOR” the election of the seven director nominees named in this Proxy Statement and “FOR” approval of the Plan. Accordingly, if all such shares are voted as indicated, the election of the seven director nominees and approval of the Plan is assured.

If my shares are held in street name, will my broker, bank or other nominee vote my shares for me?

No. If you hold your shares in “street name” and do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may only vote your shares with respect to “discretionary” matters, but may not vote your shares with respect to “non-discretionary” matters. Each of the proposal relating to the election of directors and the proposal to approve the Plan is a “non-discretionary matter.” As a result, if you hold your shares in “street name,” your broker, bank or other nominee will not have discretion to vote your shares at the Annual Meeting if you do not provide voting instructions. Accordingly, it is important that “street name” holders give voting instructions to their broker, bank or other nominee by following the voting instructions received from their broker, bank or other nominee.

What are broker non-votes?

When a broker, bank or other nominee returns a proxy card pursuant to which it votes certain shares but does not vote other shares because it has not received voting instructions with respect to those shares from the beneficial owner and does not have discretionary authority to vote those shares, the shares which it does not so vote constitute “broker non-votes.” “Broker non-votes” are not entitled to vote at the Annual Meeting with respect to the matters to which they apply; however, as described above, “broker non-votes” will be included for purposes of determining whether a quorum is present at the Annual Meeting. “Broker non-votes” will not have any effect on any of the proposals to be considered at the Annual Meeting.

Are there any other matters to be acted upon at the Annual Meeting?

The Company does not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

CORPORATE GOVERNANCE

Change in Control; Stockholders Agreement

Pursuant to a Stock Purchase Agreement dated March 6, 2015 between Symmetric Capital LLC (“Symmetric”), Michael S. Steiner and Robert M. Steiner, on March 6, 2015, Symmetric acquired 1,928,646 shares of the Company’s Common Stock from Mr. Michael Steiner and 909,548 shares of the Company’s Common Stock from Mr. Robert Steiner for an aggregate purchase price of approximately $6.1 million (the “Symmetric-Steiner Transaction”). As a result of the Symmetric-Steiner Transaction, which was approved by the Company’s Board of Directors for purposes of Section 203 of the Delaware General Corporation Law, Symmetric owns 2,838,194 shares of the Company’s Common Stock, which represents approximately 40.4% of the total number of issued and outstanding shares of the Company’s Common Stock. In connection with the closing of the Symmetric-Steiner Transaction, Henry M. Nahmad, the Manager and President of Symmetric, was appointed to the Company’s Board of Directors and was appointed Chairman, Chief Executive Officer and President of the Company. Mr. Michael Steiner, who served as Chairman, Chief Executive Officer and President of the Company prior to the closing of the Symmetric-Steiner Transaction, was appointed Executive Vice President and Chief Operating Officer of the Company, and Mr. Michael Steiner continues to serve as a director of the Company and as President of Steiner-Atlantic Corp., the Company’s largest operating subsidiary (“Steiner-Atlantic”).

Upon closing of the Symmetric-Steiner Transaction, Mr. Michael Steiner and Mr. Robert Steiner terminated the then-existing Stockholders Agreement between them and entered into a new Stockholders Agreement with Symmetric and Mr. Nahmad (the “Symmetric-Steiner Stockholders Agreement”). Pursuant to the Symmetric-Steiner Stockholders Agreement, each of Mr. Michael Steiner and Mr. Robert Steiner (who as of the date of this Proxy Statement hold 600,100 shares of the Company’s Common Stock and 100,000 shares of the Company’s Common Stock, respectively) agreed to vote all shares of the Company’s Common Stock owned by them at any time during the term of the Stockholders Agreement as directed by Mr. Nahmad, as the Manager of Symmetric, and have granted to Mr. Nahmad, as the Manager of the Symmetric, an irrevocable proxy and power of attorney in furtherance thereof. The Symmetric-Steiner Stockholders Agreement also contains, among other things, (i) an agreement by Symmetric and Mr. Nahmad to vote all of the shares of the Company’s Common Stock owned by them in favor of the election of Mr. Michael Steiner to the Company’s Board of Directors for a period of five years, subject to earlier termination of such obligation under certain circumstances, (ii) certain transfer restrictions with respect to the shares of the Company’s Common Stock held by Mr. Michael Steiner and Mr. Robert Steiner, including a one-year restriction on the right to transfer the shares without Symmetric’s consent and, following such one-year period, a right of first refusal held by Symmetric with respect to proposed sales of the shares, and (iii) a special call right which under limited circumstances would entitle Symmetric (or its assignee) to purchase all of the shares of the Company’s Common Stock held by Mr. Michael Steiner and Mr. Robert Steiner at the then-prevailing fair market value. In addition, the Symmetric-Steiner Stockholders Agreement includes drag-along and tag-along provisions pursuant to which, in any proposed sale by Symmetric of 25% or more of the shares that it owns to an unaffiliated third party, Symmetric will have the right, subject to certain terms and conditions, to require Mr. Michael Steiner and Mr. Robert Steiner to sell the proportionate amount of their shares in the transaction on the same terms as Symmetric is proposing to sell its shares, and if such drag-along right is not exercised, Mr. Michael Steiner and Mr. Robert Steiner will have the right, subject to certain terms and conditions, to elect to sell the proportionate amount of their shares in the transaction on the same terms as Symmetric is proposing to sell its shares. The Symmetric-Steiner Stockholders Agreement has a term of five years, subject to earlier termination at Symmetric’s election or under certain other limited circumstances.

As a result of the Symmetric-Steiner Transaction and the Symmetric-Steiner Stockholders Agreement, Mr. Nahmad, as the Manager of Symmetric, may be deemed to have voting power over approximately 50.3% of the issued and outstanding shares of the Company’s Common Stock. Accordingly, Mr. Nahmad has the voting power to control the election of the Company’s directors and any other matter requiring the affirmative vote or consent of a majority of the Company’s stockholders, including the proposal to approve the Plan. As previously described, Mr. Nahmad has advised the Company that he intends to vote, or cause to be voted, all of the shares of the Company’s Common Stock of which he has the right to vote or direct the vote “FOR” the election of the seven director nominees named in this Proxy Statement and “FOR” approval of the Plan. Accordingly, if all such shares are voted as indicated, the election of the seven director nominees and approval of the Plan is assured.

Board of Directors

Pursuant to the Company’s By-laws and Delaware law, the Company’s business and affairs are managed under the direction of the Company’s Board of Directors. Directors are kept informed of the Company’s business through discussions with management, including the Company’s Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Controlled Company

The Company’s Common Stock is listed on the NYSE MKT. Under the rules of the NYSE MKT, the Company is considered a “controlled company” because Henry M. Nahmad, indirectly through Symmetric, holds more than 50% of the voting power of the Company. As a “controlled company,” the Company is not subject to certain rules of the NYSE MKT related to corporate governance matters, including the rules requiring that (i) the Company’s Board of Directors be comprised of at least a majority of independent directors, (ii) nominations for election to the Company’s Board of Directors be either selected, or recommended for the Board of Directors’ selection, by either a nominating committee comprised solely of independent directors or by a majority of the independent directors, and (iii) the compensation of the Company’s executive officers be determined, or recommended to the Board of Directors for determination, either by a compensation committee comprised of independent directors or by a majority of the independent directors. As described in further detail below, the Company has, however, voluntarily complied with the NYSE MKT’s majority independent director requirement described under clause (i) above and the NYSE MKT’s rule regarding the determination of executive compensation described under clause (iii) above.

Director Independence

The Company’s Board of Directors has determined that David Blyer, Lloyd Frank, Alan Grunspan and Todd Oretsky, who together comprise a majority of the Board, are independent. For purposes of making its independence determinations, the Board of Directors used the definition of independence set forth in the rules of the NYSE MKT, on which the Company’s Common Stock is listed. In making its independence determinations, the Board of Directors considered that Mr. Frank serves as Senior Counsel to the law firm of Troutman Sanders LLP, and that the Company paid a total of $60,000, $60,000 and $83,500 to Troutman Sanders LLP during the fiscal years ended June 30, 2013, 2014 and 2015, respectively, for legal services. The Company’s Board of Directors determined that this relationship did not constitute a material relationship that would impair Mr. Frank’s independence. As described in further detail below, Mr. Frank has decided to retire from Board service and is not standing for re-election at the Annual Meeting. The Company’s Board of Directors has nominated Hal M. Lucas for election at the Annual Meeting to fill the vacancy caused by Mr. Frank’s retirement. The Company’s Board of Directors has determined that Mr. Lucas is independent under the rules of the NYSE MKT.

Meetings of the Board

The Company’s Board met four times during the fiscal year ended June 30, 2015. Each member of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he served during the fiscal year ended June 30, 2015.

It is the Company’s policy that, absent extenuating circumstances, all members of the Board of Directors attend meetings of stockholders. All of the directors serving on the Board at the time of the Company’s 2014 Annual Meeting of Stockholders attended the Company’s 2014 Annual Meeting of Stockholders.

Committees of the Board of Directors

Audit Committee

The Company’s Board of Directors has a standing Audit Committee. Alan M. Grunspan, Chairman, and David Blyer serve as the members of the Audit Committee. As a “smaller reporting company,” as such term is defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance with applicable rules and regulations of the NYSE MKT, the Company is permitted to have an audit committee consisting of just two members.

The Board has determined that each of Messrs. Grunspan and Blyer is “financially literate” and “independent,” within the meaning of rules of the NYSE MKT and applicable Securities and Exchange Commission (“SEC”) rules and regulations, and that Mr. Blyer is qualified as an “audit committee financial expert,” as defined under Item 407 of Regulation S-K promulgated by the SEC. The Audit Committee met four times during the fiscal year ended June 30, 2015.

The Audit Committee operates under a written charter adopted by the Board, which the Audit Committee annually reviews and assesses. If the Audit Committee deems it to be appropriate, the Audit Committee recommends to the full Board changes to the Audit Committee charter. The Audit Committee charter is posted in the “Investor Relations” section of the Company’s website at www.envirostarinc.com.

The Audit Committee provides assistance to the Board in fulfilling the Board’s oversight responsibilities with respect to accounting, auditing, financial reporting practices and legal compliance. Under its charter, the Audit Committee reviews: the financial reports and other financial information provided by the Company to the SEC and the public; the Company’s systems of internal control over financial reporting; and the Company’s auditing, accounting and financial reporting processes generally. The Audit Committee also is responsible for: the appointment and retention of, and reviews and appraises the performance, qualifications and independence of, the Company’s independent registered public accounting firm; approves the fees and other compensation to be paid to that firm; and provides an open avenue of communication among the Company’s independent registered public accounting firm, financial and senior management and the Board. A report from the Audit Committee is included in this Proxy Statement on page 22.

Nominating Committee and Compensation Committee

The Board does not have standing a Compensation Committee or Nominating Committee nor charters for either a Compensation Committee or Nominating Committee because, as described above, the Company is a “controlled company” under the rules of the NYSE MKT and is therefore not required to have either committee. In addition, a majority of the members of the Board are independent under the rules of the NYSE MKT and there has historically been few vacancies on the Board. However, the determination of the compensation of the Company’s executive officers, including the Company’s Chief Executive Officer, is made by a majority of the Company’s independent directors. The full Board participates in the consideration of director nominees, as described below.

Director Nominations

As a “controlled company,” the Company is not required to cause nominees for director to be selected or recommended to the Board by either a nominating committee comprised solely of independent directors or by a majority of the Company’s independent directors. Instead, the full Board of Directors, a majority of whom are independent under the rules of the NYSE MKT, participates in the consideration of director nominees. The Board does not have a charter governing its nomination process. All seven of the nominees for election as a director named in this Proxy Statement were unanimously recommended by the full Board of Directors for submission to the stockholders of the Company as the Board of Directors’ nominees.

While the Board will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Although the Board has not established specific minimum qualifications, or specific qualities or skills for prospective nominees, the Board will consider, among other things, a potential nominee’s financial and business experience, educational background, understanding of the Company’s business and industry, skills that would complement rather than duplicate skills of existing Board members, demonstrated ability in his or her professional field, integrity and reputation, willingness to work productively with other members of the Board and represent the interests of stockholders as a whole, and time availability to perform the duties of a director, as well as the then current size and composition of the Board. Although the Company does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, when considering a prospective nominee, the Board will take into account diversity of skills, experience and other qualities that can contribute to the success of the Company. No weight is assigned to any of the factors and the Board may change its emphasis on certain of these factors from time to time in light of the needs of the Company at the time. The Board will evaluate nominees of stockholders using the same criteria as it uses in evaluating other nominees to the Board.

A stockholder seeking to recommend a prospective nominee for consideration by the Board should submit the recommendation to the Board in the manner described under “Stockholder Communications with the Board of Directors” below, and in compliance with applicable SEC rules and regulations, if the stockholder desires for the nominee to be included in the Company’s proxy statement for an annual meeting of stockholders. Any stockholder recommendation must include, in addition to the name and business or residence address of the nominee, the written consent of the person being recommended to being named in the Company’s proxy statement relating to the stockholder vote on his or her election and to serving as a director if elected. Each stockholder recommendation must also include all information that would be required to be disclosed concerning such nominee in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act, including, but not limited to, the information required by Items 401, 403 and 404 of Regulation S-K of the SEC. In addition, the recommendation must include the recommending stockholder’s name, address and number of shares of the Company’s Common Stock owned by such stockholder as they appear on the Company’s stockholder records and the length of time the shares have been owned by the recommending stockholder (or, if held in “street name,” a written statement from the record holder of the shares confirming the information concerning such stock ownership of the recommending stockholder) and whether the recommendation is being made with or on behalf of one or more other stockholders (and, if so, similar information with respect to each other stockholder with or on behalf of whom the recommendation is being made).

Leadership Structure

The business of the Company is managed under the direction of the Company’s Board of Directors, which is elected by the Company’s stockholders. The fundamental responsibility of the Board is to lead the Company by exercising its business judgment to act in what each director believes to be the best interests of the Company and its stockholders.

The Company’s Board of Directors does not have any formal policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board, as the Board believes that it should have the flexibility to make this determination at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. The Board’s current leadership structure combines the position of Chairman and Chief Executive Officer. The Board believes that in the context of its current operating and business environment, the combined role of Chairman and Chief Executive Officer is appropriate because it results in unified leadership, accountability and continuity, promotes strategic development and execution, and facilitates communication between management and the Board. The dual position of Chairman and Chief Executive Officer has been held by Henry M. Nahmad since the consummation of the Symmetric-Steiner Transaction in March 2015. Michael S. Steiner served as the Chairman and Chief Executive Officer of the Company from December 2012 until Mr. Nahmad’s appointment to such positions in March 2015.

Risk Oversight

The Company’s Board of Directors is responsible for overseeing management and the business and affairs of the Company, which includes the oversight of risk. This oversight is conducted at the Board level as well as through the Audit Committee, which oversees the Company’s systems of internal control over financial reporting, accounting, legal compliance and risk management, and the Board’s independent directors, who review compensation arrangements in an effort to, among other things, ensure that they do not encourage unnecessary or excessive risk taking. The Chairman of the Audit Committee reports to the full Board on the activities of the Audit Committee, including areas of risk management. The Board as a whole has responsibility for overseeing management’s handling of the Company’s strategic and operational risks. As appropriate throughout the year, senior management reports to the Board the risks that it believes may be material to the Company, including those disclosed in the Company’s reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the Company and the adequacy of the Company’s risk management processes and systems. While the Board recognizes that the risks which the Company faces are not static, and that it is not possible to identify or mitigate all risk and uncertainty all of the time, the Board believes that the Company’s approach to managing its risks provides the Board with the proper foundation and oversight perspective with respect to management of the material risks facing the Company.

Executive Sessions of Non-Management Directors

The independent directors of the Company’s Board of Directors meet at least annually, or more often in order to fulfill their responsibilities, in executive session without the presence of non-independent directors and management. Following an executive session of independent directors, one or more of the attending directors provides specific feedback on issues to the Company’s Chief Executive Officer.

Stockholder Communications with the Board of Directors

Stockholders may communicate directly with the Board or one or more specific directors by sending a written communication to the Board or the director(s) to whom the communication is directed, c/o the Company’s President, 290 N.E. 68th Street, Miami, Florida 33138. Except for communications that are (i) advertisements or promotional communications, (ii) related solely to complaints by users of the Company’s products or services that are ordinary course of business customer service and satisfaction issues or (iii) clearly unrelated to the Company’s business, industry or management, or Board or committee matters, the Company’s President will forward the communication to the Board or the director or directors to whom it is addressed, as the case may be, and, if the communication is not specifically addressed to any one director or group of directors, make the communication available to each member of the Board at the Board’s next regularly scheduled meeting. Each stockholder writing should include a statement indicating that the sender is a stockholder of the Company.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees. The Code of Business Conduct and Ethics is supplemented by a Senior Financial Officer Code of Ethics that applies to the Company’s Chief Executive Officer and senior financial officers. The Code of Business Conduct and Ethics and the Senior Financial Officer Code of Ethics are posted in the “Investor Relations” section of the Company’s website at www.envirostarinc.com. If the Company makes an amendment to, or grants a waiver with respect to, any provision of the Senior Financial Officer Code of Ethics, then the Company intends to disclose the nature of such amendment or waiver by posting it in the “Investor Relations” section of the Company’s website at www.envirostarinc.com or by other appropriate means as required or permitted under the applicable rules and regulations of the SEC and the NYSE MKT.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and 10% stockholders to file initial reports of ownership and reports of changes in ownership of the Company’s Common Stock and other equity securities, if any, with the SEC and the NYSE MKT. The Company’s directors, executive officers and 10% stockholders are required to furnish the Company with copies of all Section 16(a) reports they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company’s directors and executive officers that no other reports were required, the Company believes that its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them for the fiscal year ended June 30, 2015.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Company’s By-laws provide that the Board of Directors shall consist of no less than three or more than nine directors, and for each director to serve for a term expiring at the Company’s next annual meeting of stockholders. The specific number of directors is set from time to time by resolution of the Board. The Board of Directors currently consists of seven directors.

Six of the seven incumbent directors of the Company have been nominated for re-election at the Annual Meeting to serve for a term expiring at the Company’s 2016 Annual Meeting of Stockholders. As previously described, the seventh incumbent director, Lloyd Frank, age 90, has decided to retire from Board service after serving as a director of the Company since 1977 and is not standing for re-election at the Annual Meeting. The Company’s Board of Directors has nominated Hal M. Lucas for election at the Annual Meeting to fill the vacancy caused by Mr. Frank’s retirement. Each of the seven director nominees has consented to serve for his term. If any director nominee should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

As previously described, as the Manager of Symmetric, Henry M. Nahmad, the Company’s Chairman, Chief Executive Officer and President, may be deemed to have voting power over approximately 50.3% of the issued and outstanding shares of the Company’s Common Stock. The shares of which Mr. Nahmad may be deemed to have voting power include a total of 700,100 shares of the Company’s Common Stock owned by Michael S. Steiner and Robert M. Steiner which, pursuant to the terms of the Symmetric-Steiner Stockholders Agreement, they have agreed to vote as directed by Mr. Nahmad, as the Manager of Symmetric. Mr. Michael Steiner and Mr. Robert Steiner have granted to Mr. Nahmad, as the Manager of the Symmetric, an irrevocable proxy and power of attorney in furtherance of their voting agreement. In addition, pursuant to the Symmetric-Steiner Stockholders Agreement, each of Symmetric and Mr. Nahmad have agreed to vote all of the shares of the Company’s Common Stock owned by them in favor of the election of Mr. Michael Steiner to the Company’s Board of Directors for a period of five years, subject to earlier termination of such obligation under certain circumstances. Mr. Nahmad has advised the Company that he will vote, or cause to be voted, all shares of the Company’s Common Stock over which he has voting power in favor of all seven of the director nominees named in this Proxy Statement (and, if any such director nominee(s) is or are unable to serve, then in favor the person(s), if any, designated by the Board of Directors to replace such nominee(s)). Accordingly, if all such shares are voted as indicated, the election of all seven of the director candidates nominated by the Board of Directors is assured.

Nominees for Election as Directors
for Terms Expiring at the Company’s 2016 Annual Meeting of Stockholders

HENRY M. NAHMAD	Director since 2015

Henry Nahmad, age 36, has served as a director of the Company and as Chairman, Chief Executive Officer and President of the Company, in each case, since consummation of the Symmetric-Steiner Transaction in March 2015. Prior to joining the Company, Mr. Nahmad served as Chief Executive Officer of Chemstar Corp., a provider of food safety and sanitation solutions, from July 2009 to March 2014. From 2001 to 2004 and from 2007 to 2009, Mr. Nahmad worked in various capacities at Watsco, Inc., the largest distributor of HVAC/R products in the world. The Board believes that Mr. Nahmad’s knowledge, leadership skills, business relationships, and experience, including with respect to growth from acquisitions and other strategic transactions, make Mr. Nahmad a valuable member of the Board and benefit the Company, including with respect to its business, operations and growth strategy.

MICHAEL S. STEINER	Director since 1998

Michael S. Steiner, age 59, has served as a director of the Company since 1998 and as Executive Vice President and Chief Operating Officer of the Company since consummation of the Symmetric-Steiner Transaction in March 2015. He served as the Company’s Chairman from December 2012 through March 2015. He also served as Chief Executive Officer and President of the Company from November 1998, when the Company acquired Steiner-Atlantic, the Company’s largest operating subsidiary, through March 2015. Mr. Steiner has been President and Chief Executive Officer of Steiner-Atlantic since 1988. The Board believes that, based on his positions with the Company and Steiner-Atlantic, Mr. Steiner provides the Board with a deep understanding of the Company’s operations, products, customers, suppliers and employees, in addition to the Company’s challenges, needs, opportunities and strategies. The Board also believes that it benefits from Mr. Steiner’s understanding of finance, law and taxation gained through his Bachelor of Sciences degree in finance, Juris Doctor degree and Masters of Law degree in taxation.

VENERANDO J. INDELICATO	Director since 1967

Venerando J. Indelicato, age 82, has been a director of the Company since 1967. He was President and Chief Executive Officer of the Company from December 1967 until November 1998 and since that time has been Chief Financial Officer and Treasurer of the Company. The Board believes that Mr. Indelicato provides the Board with knowledge and an understanding of the Company’s finances and financial statements, in addition to his knowledge of both the current and historical business and operations of the Company.

DAVID BLYER	Director since 1998

David Blyer, age 55, has served as a director of the Company since 1998. Since August 2010, Mr. Blyer has been President and Chief Executive Officer of Donor Community Inc., a company that he founded that provides a software platform to non-profit organizations to assist in their operational and fundraising activities. Mr. Blyer was Co-Chairman of Stone Profiles LLC (formerly Profiles in Concrete, Inc.), a manufacturer and installer of architectural cast stone for the residential and commercial construction markets, from January 2005 until March 2010. From July 2002 until January 2005, Mr. Blyer was an independent consultant. Mr. Blyer was Chief Executive Officer and President of Vento Software, Inc. (“Vento”), a developer of software for specialized business applications, from 1994, when he co-founded Vento, until November 1999, when Vento was acquired by SPSS Inc. (“SPSS”), a computer software company that developed and distributed technology for the analysis of data in decision-making and which merged with a subsidiary of International Business Machines Corporation in 2010. From November 1999 until December 2000, Mr. Blyer served as Vice President of Vento and, from January 2001 until July 2002, he served as President of the Enabling Technology Division of SPSS. The Board believes that Mr. Blyer brings to the Board broad experience in developing sales and marketing strategies, in addition to business operations skills gained through his founding and running of a number of diverse companies as well as his leading of a division of SPSS, which at the time was a publicly-held company. Mr. Blyer has an MBS in finance.

ALAN M. GRUNSPAN	Director since 1999

Alan M. Grunspan, age 55, has served as a director of the Company since 1999. Since December 2004, Mr. Grunspan has been a Shareholder of the law firm of Carlton Fields Jorden Burt, P.A. (“Carlton Fields”). From 1989 until he joined Carlton Fields, Mr. Grunspan was a member of the law firm of Kaufman Dickstein & Grunspan, P.A. The Board believes that it benefits from Mr. Grunspan’s service due to, among other things, his over 25 years of experience as a business lawyer with an understanding of the industry in which the Company operates and environmental matters, including those that particularly pertain to the dry cleaning and laundry industry. The Board also believes that Mr. Grunspan brings valuable financing expertise to the Board obtained from his Bachelor of Sciences degree in finance and his legal practice, and that he provides management experience to the Board obtained from his management of a law firm prior to joining Carlton Fields.

TODD ORETSKY	Director since 2015

Todd Oretsky, age 41, has served as a director of the Company since May 2015. Mr. Oretsky is the Managing Member of Jack Oretsky Holdings, LLC. He is an entrepreneur who has successfully bought, built and started businesses. Among other successful ventures, Mr. Oretsky most recently founded Inspired Work Communities LLC (d/b/a Pipeline Workspaces), where he serves as its Chief Executive Officer. Prior to his entrepreneurial career, Mr. Oretsky served as a corporate attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, where he structured and advised international corporate clients with respect to debt and equity offerings. Mr. Oretsky has an MBA from The Wharton School of the University of Pennsylvania, a Juris Doctor degree from NYU School of Law, and a Bachelor’s degree in accounting from the University of

Florida. The Board believes that Mr. Oretsky provides valuable input to the Board based on his experience in buying, building and starting businesses, as well as his knowledge of and experience in structuring acquisitions.

HAL M. LUCAS

Hal M. Lucas, age 36, is an attorney in private practice. He is a founding partner of the law firm of Lucas Savitz P.L. (and its predecessor), where Mr. Lucas has practiced since 2011. Prior to that time, Mr. Lucas was an attorney at the law firm of Astigarraga Davis Mullins & Grossman, P.A. from 2008 to 2011 and at the law firm of Bilzin Sumberg Baena Price & Axelrod LLP from 2004 to 2008. Mr. Lucas also served as Of Counsel to Astigarraga Davis Mullins & Grossman, P.A. from 2011 to 2013. Mr. Lucas obtained his Juris Doctor degree from The University of Texas School of Law and a Bachelor’s degree in economics and international relations from The Johns Hopkins University. The Board has nominated Mr. Lucas for election by the Company’s stockholders at the Annual Meeting. The Board believes that it will benefit from Mr. Lucas’ experience in legal and business matters gained from his career as a practicing attorney, and that Mr. Lucas’ experience relating to his co-founding and co-management of Lucas Savitz P.L. will be a valuable asset to the Board.

The Board of Directors Unanimously Recommends that Stockholders
Vote “For” the Election of Each of the Director Nominees.

IDENTIFICATION OF EXECUTIVE OFFICERS

The following individuals are executive officers of the Company:

Name	Position
Henry M. Nahmad	Chairman, Chief Executive Officer and President
Michael S. Steiner	Executive Vice President and Chief Operating Officer
Venerando J. Indelicato	Chief Financial Officer and Treasurer

All executive officers serve until they resign or are replaced or removed by the Board of Directors. Biographical information for each of the Company’s executive officers is set forth in “Proposal No. 1 —  Election of Directors” above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Controlling Stockholder

As the Manager of Symmetric, Henry M. Nahmad, the Company’s Chairman, Chief Executive Officer and President, may be deemed to have beneficial ownership of all of the shares of the Company’s Common Stock beneficially owned by Symmetric. As previously described, Symmetric owns 2,838,194 shares of the Company’s Common Stock, which represents approximately 40.4% of the total number of issued and outstanding shares of the Company’s Common Stock. In addition, Symmetric is party to a Stockholders Agreement with Michael S. Steiner and Robert M. Steiner pursuant to which, among other things, each of Mr. Michael Steiner and Mr. Robert Steiner (who as of the date of this Proxy Statement hold 600,100 shares of the Company’s Common Stock and 100,000 shares of the Company’s Common Stock, respectively) agreed to vote all of the shares of the Company’s Common Stock owned by them at any time during the term of the Stockholders Agreement as directed by Henry M. Nahmad, as the Manager of Symmetric, and have granted to Mr. Nahmad, as the Manager of the Symmetric, an irrevocable proxy and power of attorney in furtherance thereof. As a result, Mr. Nahmad may be deemed to have voting power over approximately 50.3% of the issued and outstanding shares of the Company’s Common Stock. Accordingly, Mr. Nahmad has the voting power to control the election of the Company’s directors and any other matter requiring the affirmative vote or consent of a majority of the Company’s stockholders, including the proposal to approve the Plan. See “Corporate Governance — Change in Control; Stockholders Agreement” above for additional information.

Related Person Transactions

The Company leases 27,000 square feet of warehouse and office space from an affiliate of Michael S. Steiner, Executive Vice President and Chief Operating Officer of the Company. During the fiscal years ended June 30, 2015 and 2014, the Company paid a total of approximately $130,600 and $126,900, respectively, under the lease. The lease was governed by a lease agreement which provided for an original three-year term that commenced on November 1, 2005, with two three-year renewal options in favor of the Company. On September 23, 2011, the Company, with the approval of the Audit Committee of the Board of Directors, exercised the second renewal option, extending the lease until October 31, 2014. Effective November 1, 2014, the Company, with the approval of the Audit Committee of the Board of Directors, entered into a new lease agreement. The new lease provides for monthly base rental payments of $10,275 during the first year of the lease, $10,580 during the second year of the lease, and $10,900 during the third year of the lease. In addition to base rent, the Company is responsible under the lease for costs related to real estate taxes, utilities, maintenance, repairs and insurance. The Company’s Board of Directors believes that the terms of the lease are comparable to terms that would be obtained from an unaffiliated third party for similar property in a similar locale.

Pursuant to its charter, the Audit Committee of the Company’s Board of Directors reviews, and, if it determines to be appropriate, approves, all proposed transactions with “related persons,” as defined in Item 404 of Regulation S-K of the SEC, and which involve the receipt or payment of more than $25,000 annually.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain summary information concerning compensation which the Company paid or accrued to or on behalf of Henry M. Nahmad and Michael S. Steiner (collectively, the “Named Executive Officers”) during the fiscal year ended June 30, 2015 and, for Mr. Michael Steiner, the fiscal year ended June 30, 2014. Messrs. Nahmad and Steiner were the Company’s only two “Named Executive Officers,” as defined under Item 402 of Regulation S-K promulgated by the SEC, for the fiscal year ended June 30, 2015.

Name and Principal Positions	Year	Salary		Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Henry M. Nahmad(1) Chairman, Chief Executive Officer and President	2015	$115,385	(2)	—	—	—	—	—	—	$115,385

Michael S. Steiner(3) Executive Vice President and Chief Operating Officer	2015	$476,980	(4)	—	—	—	—	—	$1,924	$478,904
	2014	$544,000		$108,000	—	—	—	—	$4,394	$656,394

(1)	Mr. Nahmad was appointed Chairman, Chief Executive Officer and President of the Company on March 6, 2015. Prior to that time, Mr. Nahmad was not employed by the Company, and he was not a “Named Executive Officer” of the Company for the fiscal year ended June 30, 2014.
(2)	In connection with Mr. Nahmad’s appointment as Chairman, Chief Executive Officer and President of the Company, the independent members of the Board approved an initial annual base salary of $400,000 for Mr. Nahmad. The salary amount for Mr. Nahmad set forth in the table represents Mr. Nahmad’s base salary for the period beginning on March 6, 2015 and ending on June 30, 2015. Mr. Nahmad’s annual base salary is subject to adjustment from time to time at the discretion of the independent members of the Board.
(3)	Mr. Michael Steiner served as Chairman, Chief Executive Officer and President of the Company until Mr. Nahmad’s appointment to such positions on March 6, 2015. Since that time, Mr. Michael Steiner has served as Executive Vice President and Chief Operating Officer of the Company.
(4)	The independent members of the Board approved an initial annual base salary of $250,000 for Mr. Michael Steiner as the Executive Vice President and Chief Operating Officer of the Company, effective upon his appointment to such positions on March 6, 2015. Prior to that time, Mr. Michael Steiner received an annual base salary for the fiscal year ended June 30, 2015 of $569,000 for his service as Chairman, Chief Executive Officer and President of the Company. Mr. Michael Steiner’s salary amount for 2015 set forth in the table represents his base salary as Chairman, Chief Executive Officer and President of the Company from July 1, 2014 through March 5, 2015 and his base salary as Executive Vice President and Chief Operating Officer of the Company from March 6, 2015 through June 30, 2015. Mr. Michael Steiner’s annual base salary is subject to adjustment from time to time at the discretion of the independent members of the Board.

Outstanding Equity Awards at June 30, 2015

Neither Named Executive Officer held any stock options or other equity-based awards of the Company at June 30, 2015.

Compensation Plans and Arrangements

The compensation of the Company’s executive officers is reviewed annually by the independent members of the Board.

Neither Named Executive Officer is a party to an employment agreement with the Company. In addition, the Company has no plans or arrangements with either Named Executive Officer which provide for the payment of retirement benefits, or benefits that would be paid primarily following retirement, other than the Company’s participatory Section 401(k) Profit Sharing Plan, a deferred compensation plan under which the Company matches employee contributions up to 3% of an eligible employee’s yearly compensation. Such compensation is tax deferred under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company has no contracts, agreements, plans or arrangements that provide for the payment in the future to either Named Executive Officer following or in connection with his resignation, termination of employment or a change in control of the Company.

DIRECTOR COMPENSATION

The independent members of the Board of Directors recommend director compensation to the full Board of Directors, and the Board of Directors approves director compensation, based on factors considered to be appropriate, market conditions and trends, and the recommendations of management. Each non-employee director of the Company currently receives a fee of $5,000 per year. Each member of the Audit Committee receives an additional fee of $5,000 per year for his service on the Audit Committee. In addition, if the Board of Directors holds more than four meetings during a fiscal year in addition to its annual meeting held on the date of the annual meeting of stockholders, each director receives $750 for each such additional meeting such director attends. Directors are also reimbursed for out-of-pocket expenses incurred in connection with performing their duties. Directors of the Company who are also employees of the Company do not receive compensation for their service as directors, but are reimbursed for any out-of-pocket expenses incurred in connection with performing their duties as directors.

Director Compensation Table

The following table sets forth certain information regarding the compensation paid to each individual who served as a non-employee director of the Company during the fiscal year ended June 30, 2015 in consideration for his service on the Board (and, if applicable, the Audit Committee) during the year.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
David Blyer	$10,000	—	—	—	—	—	$10,000
Lloyd Frank	$5,000	—	—	—	—	—	$5,000
Alan M. Grunspan	$10,000	—	—	—	—	—	$10,000
Todd Oretsky(1)	$1,250	—	—	—	—	—	$1,250

(1)	Mr. Oretsky was appointed to the Board on May 14, 2015.

PROPOSAL NO. 2 — APPROVAL OF THE ENVIROSTAR, INC.
2015 EQUITY INCENTIVE PLAN

General Information

On October 9, 2015, the Board of Directors adopted the EnviroStar, Inc. 2015 Equity Incentive Plan, subject to the approval of the Company’s stockholders at the Annual Meeting. The Company does not currently have any equity or equity-based compensation plan. The Board of Directors approved the Plan in order to give the Company the ability to provide sufficient equity-based incentive compensation. The Board believes that equity-based incentive compensation enhances the relationship between employee performance and the creation of shareholder value and expects for equity-based incentive compensation to be an important component of the Company’s compensation program in the future.

The following is a summary of certain of the material terms and conditions of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

Summary of the Plan

Purposes and Eligibility.  The purposes of the Plan are to attract, retain and motivate directors, officers and other employees and consultants of the Company and its subsidiaries, to compensate them for their contributions to the growth and profits of the Company, to encourage ownership by them of stock of the Company and to align their interests with those of stockholders in the creation of long-term value. The Plan authorizes the issuance of certain awards (“Awards”) to such individuals (“Eligible Individuals”).

As of October 2, 2015, approximately 34 individuals, including the four non-employee directors of the Company, the three officers of the Company and 27 other employees of the Company or its subsidiaries, would be eligible to be selected to receive Awards under the Plan if it is approved by the Company’s stockholders.

Effective Date.  The Plan will become effective only upon the approval of the Plan by the Company’s stockholders at the Annual Meeting. No Awards may be granted after the tenth anniversary of the effective date of the Plan.

Shares Available Under the Plan.  A total of 1,500,000 shares of Common Stock will be authorized and available for issuance pursuant to Awards granted under the Plan. This maximum share amount is subject to adjustment in the event of any change in the Company’s Common Stock, including, without limitation, by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, reverse stock split, split-up, spin-off, combination or exchange of shares.

To the extent that an Award granted under the Plan expires, lapses or is otherwise terminated without the issuance of the underlying shares, or is settled in cash or other consideration other than shares, any shares subject to the Award will again be available for the grant of an Award pursuant to the Plan.

Administration.  The Plan will be administered by a committee of the Board of Directors (the “Administrative Committee”) consisting solely of two or more “Outside Directors” in accordance with Section 162(m) of the Code, or solely of two or more “Non-Employee Directors” in accordance with Rule 16(b)-3 of the Exchange Act. It is expected that the Administrative Committee will initially be comprised of all of the Company’s independent directors.

The Administrative Committee will have the authority to administer the Plan and, among other things, approve the Eligible Individuals to receive Awards under the Plan, determine the form and terms of the Awards, have the power to fix and accelerate vesting periods, and prescribe rules and procedures relating to the Plan. Without limiting the generality of the foregoing, the Administrative Committee will have the power to amend the terms and conditions of an Award after the granting thereof in a manner that is not prejudicial to the rights of the Award recipient, including the authority to re-price previously granted stock options (“Stock Options”) or stock appreciation rights (“SARs”) and/or substitute new Awards for previously granted Awards, which previously granted Awards may contain less favorable terms, including, in the case of Stock Options and/or SARs, higher exercise prices.

Awards — General.  The Plan authorizes a broad array of Awards, including (i) stock awards consisting of one or more shares of the Company’s Common Stock granted or offered for sale to Eligible Individuals (“Stock Awards”), (ii) restricted stock (“Restricted Stock”), (iii) restricted stock units (“Restricted Stock Units”), (iv) Stock Options, (v) SARs, (vi) conditional awards which may be earned upon the satisfaction of certain specified performance criteria (“Performance Awards”) and (vii) other forms of equity-based or equity-related awards which the Administrative Committee determines to be consistent with the purposes of the Plan and the interests of the Company (“Other Awards”). Other Awards may also include cash payments which may be based on one or more criteria unrelated to the value of the Company’s Common Stock, as determined by the Administrative Committee.

The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) are determined by the Administrative Committee. Subject to certain restrictions related to the limitations under the Code, the Administrative Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option or SAR first becomes exercisable. The Administrative Committee also has full authority to determine the effect, if any, that a participant’s termination of employment will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.

The Company may require a participant to pay a sum to the Company as may be necessary to cover any taxes or other charges imposed on the Company with respect to property or income received by an Award recipient under the Plan.

The Plan limits the number of shares underlying Awards that may be granted to an individual participant in any calendar year to 500,000 shares. In the case of an Award that is not measured with respect to shares (as determined by reference to applicable law, including the Code), an Eligible Individual may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds $2,000,000, which limitation is separate and in addition to, and not affected by, the number of Awards granted during such calendar year subject to the limitation in the preceding sentence.

Awards — Stock Options.  An award of Stock Options may consist of either nonqualified stock options or incentive stock options. A Stock Option entitles the participant to acquire a specified number of shares of the Company’s Common Stock at an exercise price determined by the Administrative Committee, which may not be less than the fair market value of the shares on the date of grant. The exercise price may be paid in cash or previously owned stock, a combination thereof, or by any other means which the Administrative Committee determines is sufficient to provide legal consideration for the shares acquired upon exercise of the Stock Option and is consistent with the terms of the Plan.

Awards — Stock Appreciation Rights.  Recipients of SARs are entitled to receive an amount, if any, equal to the fair market value of a share of the Company’s Common Stock on the date of exercise over the base price of the SAR specified in the applicable Award agreement, which may not be less than the fair market value of the shares on the date of grant. At the discretion of the Administrative Committee, payments to a participant upon exercise of an SAR may be made in shares, cash or a combination thereof. An SAR may be granted alone or in addition to other Awards, or in tandem with a Stock Option.

Awards — Restricted Stock.  Restricted Stock granted under the Plan will be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrative Committee may impose, which restrictions may lapse separately or in combination, at such times, under such circumstances (including, without limitation, based on achievement of performance goals and/or future service requirements), in such installments or otherwise, and under such other circumstances as the Administrative Committee may determine. Except to the extent restricted under the terms of the Plan or any Award Agreement relating to the Restricted Stock, recipients of Restricted Stock are entitled to all of the rights of a stockholder, including voting rights and the right to receive dividends thereon.

Awards — Restricted Stock Units.  Recipients of Restricted Stock Units are entitled to receive shares of the Company’s Common Stock or other Awards, or a combination thereof, at the end of a specified deferral period. Recipients of Restricted Stock Units are not entitled to any of the rights of a stockholder, including voting rights, during the deferral period; however, the Administrative Committee may provide for certain dividend equivalents on the specified number of shares of stock covered by an Award of Restricted Stock Units.

Awards — Stock Awards.  Stock Awards consist of one or more shares of Stock granted or offered for sale to an Eligible Individual, and will be subject to the terms and conditions established by the Administrative Committee in connection with the Award and specified in the applicable Award Agreement, including vesting conditions and other restrictions, such as restrictions on transferability. Recipients of Stock Awards are entitled to all of the rights of a stockholder, including voting rights and the right to receive dividends with respect to the shares of the Company’s Common Stock underlying such Awards upon receipt of such Awards.

Awards — Performance Awards.  A Performance Award entitles a participant to receive a specified number of shares of the Company’s Common Stock, an equivalent amount of cash, a specified number of other Awards, or a combination thereof, in each case, upon the achievement or satisfaction of certain performance criteria specified by the Administrative Committee. Payment in settlement of a Performance Award will be made at such time as determined by the Administrative Committee.

Awards — Performance Awards to Covered Employees.  The Administrative Committee may designate employees as “covered employees” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. It is the intent of the Company that Awards granted to covered Administrative Committee may grant to such covered employees awards that are paid, vest or become exercisable upon the attainment of one or more of the following performance goals:

•	earnings per share;
•	total or net revenue;
•	revenue growth;
•	operating income;
•	net operating income after tax;
•	pre-tax or after-tax income;
•	cash flow;
•	cash flow per share;
•	net income;
•	EBIT;
•	EBITDA;
•	adjusted EBITDA;
•	profit growth;
•	return on equity;
•	return on assets;
•	return on capital employed;
•	economic value added (or an equivalent metric);
•	core earnings;
•	share price performance or other measures of equity valuation;
•	other earnings criteria or profit-related return ratios;
•	total shareholder return;
•	market share;

•	expense levels;
•	working capital levels; and/or
•	strategic business objectives, consisting of one or more objectives based on meeting specified cost, profit, operating profit, sales, revenue, cash or cash generation targets or measures, or goals, including those relating to business expansion, business development, acquisitions or divestitures, including successful mergers or acquisitions of other companies or assets and any cost savings or synergies associated therewith, successful dispositions of assets, subsidiaries, divisions or departments of the Company or any of its subsidiaries, successful financing efforts, and debt reduction.

Performance goals may be (i) stated in absolute terms, (ii) based on one or more business criteria that apply to a participant, one or more subsidiaries, business units or divisions of the Company or any of its subsidiaries, or the Company as a whole, (iii) relative to other companies or specified indices, (iv) achieved during a period of time, or (v) as otherwise determined by the Administrative Committee. Unless otherwise stated, a performance goal need not be based upon an increase or positive result under a particular business criterion. In measuring performance goals, the Administrative Committee may exclude certain extraordinary, unusual or non-recurring items, provided that such exclusions are stated by the Administrative Committee at the time the performance goals are determined.

Change in Control.  Except as may otherwise be provided in an agreement evidencing an Award, the Administrative Committee may, upon a Change in Control, (i) accelerate the vesting of all outstanding Stock Options and SARs, (ii) cause all restrictions and conditions of outstanding Restricted Stock, Restricted Stock Units and Stock Awards to lapse, and (iii) to the extent permissible under the terms of the performance-based exception of Section 162(m) of the Code, deem all Performance Awards to have been fully earned, in each case, as of the date of the Change in Control. In addition to and without limiting the foregoing, the Administrative Committee may provide that all Awards terminate in connection with a Change in Control, provided that an affected participant is given the opportunity to exercise vested Awards or receive a cash payment for the vested portion of the Award net of any exercise price. In the event an Award remains outstanding following a Change in Control in which the Company does not survive or becomes a wholly owned subsidiary of another entity, outstanding Stock Options that are not exercised as of the date of the Change in Control will be converted into options to purchase Common Stock or similar equity interests of the acquiror.

A Change in Control will generally be deemed to occur if: (i) any person (other than any person beneficially owning, directly or indirectly, more than 20% of the outstanding shares of the Company’s Common Stock on the effective date of the Plan) becomes the beneficial owner, directly or indirectly, of more than 50% of the Company’s Common Stock or of securities representing the combined voting power of the Company; (ii) the majority of the Board of Directors is not composed of (A) individuals who constitute the Board of Directors on the effective date of approval of the Plan and (B) individuals who became a director of the Company after the effective date of approval of the Plan and whose election or nomination was approved by a vote of at least a majority of the directors of the Company then still in office who were either directors of the Company on the effective date of approval of the Plan or whose election or nomination was previously so approved; or (iii) the Company consummates (A) a reorganization, merger, consolidation or other form of corporate transaction in which persons who were the stockholders of the Company immediately prior to such transaction do not, immediately thereafter, own more than 50% of the Company’s Common Stock or of securities representing the combined voting power of the Company, (B) a liquidation or dissolution of the Company or (C) the sale of all or substantially all of the assets of the Company.

Amendment.  The Board of Directors or the Administrative Committee may amend, suspend or terminate the Plan at any time, provided, however, that no such amendment, suspension or termination shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule. No amendment, suspension or termination may adversely affect a participant’s rights with respect to previously granted Awards without his or her consent.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of Awards granted under the Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy.

Nonqualified Stock Options.  The grant of a nonqualified Stock Option will not result in the recognition of taxable income by the participant or in a deduction to the Company. Upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value, as of the date of exercise, of the shares of the Company’s Common Stock acquired pursuant to such exercise over the aggregate exercise price. The Company is required to withhold tax on the amount of income so recognized, and a tax deduction is allowable equal to the amount of such income (subject to the satisfaction of certain conditions in the case of Stock Options exercised by Section 162(m) officers). Gain or loss upon a subsequent sale of any the Company’s Common Stock received upon the exercise of a nonqualified Stock Option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold). Certain additional rules apply if the exercise price for a Stock Option is paid in shares previously owned by the participant.

SARs.  The federal income taxes related to an SAR are the same as those that apply to non-qualified Stock Options.

Incentive Stock Options.  Upon the grant or exercise of an incentive Stock Option within the meaning of Section 422 of the Code, no income will be realized by the participant for federal income tax purposes and the Company will not be entitled to any deduction. However, the excess of the fair market value as of the date of exercise of the shares of the Company’s Common Stock over the aggregate exercise price will constitute an adjustment to taxable income for purposes of the alternative minimum tax. If the shares of the Company’s Common Stock are not disposed of within the one-year period beginning on the date of the transfer of such shares to the participant, nor within the two-year period beginning on the date of grant of the Stock Option, any profit realized by the participant upon the disposition of such shares will be taxed as capital gain and no deduction will be allowed to the Company. If the shares of the Company’s Common Stock are disposed of within the one-year period from the date of transfer of such shares to the participant or within the two-year period from the date of grant of the Stock Option, the excess of the fair market value of the shares upon the date of exercise or, if less, the fair market value on the date of disposition over the aggregate exercise price will be taxable as ordinary income of the participant at the time of disposition, and a corresponding deduction will be allowable to the Company. Certain additional rules apply if the exercise price for a Stock Option is paid in shares previously owned by the participant.

Restricted Stock.  A participant who is awarded a Stock Award or Restricted Stock Award will not be taxed at the time of award unless the participant makes a special election with the Internal Revenue Service pursuant to Section 83(b) of the Code as discussed below. Upon lapse of the risk of forfeiture or restrictions on transferability applicable to the Company’s Common Stock comprising the Stock Award or Restricted Stock Award, the participant will be taxed at ordinary income tax rates on the then fair market value of the Company’s Common Stock and a corresponding deduction will be allowable to the Company (subject to the satisfaction of certain conditions in the case of Stock Awards or Restricted Stock Awards granted to Section 162(m) officers). In such case, the participant’s basis in the Company’s Common Stock will be equal to the ordinary income so recognized plus the purchase price, if any, paid to acquire the shares. Upon subsequent disposition of such shares of the Company’s Common Stock, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

Pursuant to Section 83(b) of the Code, the participant may elect within 30 days of receipt of the Stock Award or Restricted Stock Award to be taxed at ordinary income tax rates on the fair market value of the Company’s Common Stock comprising such Stock Award or Restricted Stock Award at the time of award (determined without regard to any restrictions which may lapse). In that case, the participant will acquire a basis in such shares of the Company’s Common Stock equal to the ordinary income recognized by the participant at the time of award plus the purchase price, if any, paid to acquire the shares. No tax will be payable upon lapse or release of the restrictions or at the time the Company’s Common Stock first becomes transferable, and any gain or loss upon subsequent disposition will be a capital gain or loss. In the event of a forfeiture of the Company’s Common Stock with respect to which a participant previously made a Section 83(b) election, the participant will not be entitled to a loss deduction.

Restricted Stock Units.  A participant will not recognize any income at the time a Restricted Stock Unit is granted, nor will the Company be entitled to a deduction at that time. When payment on a Restricted Stock Unit is made, the participant will recognize ordinary income in an amount equal to the fair market value of the Company’s Common Stock received (or if the Restricted Stock Unit is settled in cash, the cash amount). If required, income tax must be withheld on the income recognized by the participant. The Company will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m) of the Code.

Performance Awards.  A participant who receives a Performance Award will be taxed at ordinary income tax rates on the then fair market value of the shares of the Company’s Common Stock distributed at the time of payment in settlement of such Performance Award (or if the Performance Award is paid in cash, the cash amount) and a corresponding deduction will be allowable to the Company at that time (subject to the satisfaction of certain conditions in the case of Performance Awards granted to Section 162(m) officers). The participant’s basis in the shares of the Company’s Common Stock will be equal to the amount taxed as ordinary income and, on subsequent disposition, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

Section 162(m) Deduction Limits.  Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to its chief executive officer and other employees (other than its chief financial officer) whose compensation is required to be reported to shareholders under the Exchange Act and the rules and regulations promulgated by the SEC thereunder. However, the statute exempts qualifying “performance-based compensation” from the deduction limit if certain requirements are met. The Company designed the Plan so that certain awards granted under the plan will, if applicable requirements are met, constitute qualified performance-based compensation if the Board determines to seek such treatment. However, the $1,000,000 limit on deductibility would apply to Awards made to covered employees that do not constitute qualified performance-based compensation.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to Awards granted under Plan. State and local tax consequences may also be significant.

New Plan Benefits

Grants of Awards under the Plan are at the discretion of the Administrative Committee. The Administrative Committee has not yet determined to whom and in what amount any future awards will be made. Therefore, the benefits of such Awards are not determinable at this time.

Stockholder Vote Required for Approval of the Plan

Approval of the Plan by the Company’s stockholders requires the affirmative vote of a majority of the votes cast on the proposal. Since abstentions will be treated as votes cast on the proposal, abstentions will effectively count as votes against the Plan. As previously described, Henry M. Nahmad, the Company’s Chairman, Chief Executive Officer and President, may be deemed to have voting power over approximately 50.3% of the issued and outstanding shares of the Company’s Common Stock. Mr. Nahmad has advised the Company that he intends to vote, or cause to be voted, all of the shares of the Company’s Common Stock of which he has the right to vote or direct the vote “FOR” approval of the Plan. Accordingly, if all such shares are voted as indicated, approval of the Plan is assured.

The Board of Directors Unanimously Recommends that Stockholders
Vote “For” the Approval of the Plan.

EQUITY COMPENSATION PLAN INFORMATION

As of June 30, 2015, there were no awards previously granted or outstanding, nor were there any securities authorized for future issuance, under any Company equity compensation plan.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C promulgated by the SEC, other than as provided in Item 407 of Regulation S-K promulgated by the SEC, or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the following Audit Committee Report be treated as “soliciting material” or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit Committee consists of Alan M. Grunspan, Chairman, and David Blyer. As a “smaller reporting company,” as such term is defined under the Exchange Act, and in accordance with applicable rules and regulations of the NYSE MKT, the Company is permitted to have an audit committee consisting of just two members.

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2015 with management and Mallah, Furman & Company, P.A. (“Mallah Furman”), the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2015.

Management has primary responsibility for the Company’s financial statements and the overall financial reporting process, including the Company’s system of internal controls. The Company’s independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America, and discusses with the Audit Committee its independence and any other matters that it is required to discuss with the Audit Committee or that it believes should be raised with it. The Audit Committee oversees these processes, although it must rely on information provided to it and on the representations made by management and the Company’s independent registered public accounting firm.

The Audit Committee met with Mallah Furman, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee also discussed with Mallah Furman the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from Mallah Furman required by applicable requirements of the Public Company Accounting Oversight Board regarding Mallah Furman’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Mallah Furman its independence from the Company. When considering Mallah Furman’s independence, the Audit Committee considered whether Mallah Furman’s provision of services to the Company was compatible with maintaining its independence. The Audit Committee also reviewed, among other things, the amount of fees paid to Mallah Furman for audit and non-audit services.

Based on the Audit Committee’s review and these meetings, discussions and reports, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2015 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

Submitted by the Members of the Audit Committee:

Alan M. Grunspan, Chairman
David Blyer

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEARS ENDED JUNE 30, 2015 AND 2014

Mallah Furman and its predecessor have acted as the Company’s independent registered public accounting firm since May 30, 2007. The following table sets forth the fees billed to the Company by Mallah Furman for the fiscal years ended June 30, 2015 and 2014.

	For the fiscal years ended June 30,
	2015	2014
Audit Fees	$82,101	$81,731
Audit-Related Fees	—	—
Tax Fees	9,475	9,013
All Other Fees	—	—
Total Fees	$91,576	$90,744

Audit Fees.    The audit fees for services rendered by Mallah Furman were for the audit of the Company’s annual consolidated financial statements for the fiscal years ended June 30, 2015 and 2014 included in the Company’s Annual Reports on Form 10-K for those fiscal years, the audit of a subsidiary’s financial statements for those years which are required for inclusion in the subsidiary’s Franchise Disclosure Document, and reviews of the Company’s quarterly statements included in the Company’s Quarterly Reports on Form 10-Q for such fiscal years.

Audit-Related Fees.  Mallah Furman did not render any audit-related services to the Company during either of the fiscal years ended June 30, 2015 or 2014.

Tax Fees.   The tax fees for services rendered by Mallah Furman were for tax return preparation and tax advice.

All Other Fees.  Mallah Furman did not provide any other services to the Company during either of the fiscal years ended June 30, 2015 or 2014.

In connection with the standards for independence of a company’s independent registered public accounting firm, the Audit Committee considered whether the provision of services by Mallah Furman was compatible with maintaining the independence of Mallah Furman in the conduct of its auditing functions.

It is the policy of the Audit Committee that all audit, audit-related, tax and other permissible non-audit services provided by the Company’s independent registered public accounting firm be pre-approved by the Audit Committee. It is expected that pre-approval will be for periods up to one year and be set forth in an engagement letter approved by the Audit Committee that applies to the particular services or category of services to be provided and subject to a specific budget. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed the pre-approved fee budget level. The policy permits the Chairman of the Audit Committee to pre-approve the Company’s services by the Company’s independent registered public accounting firm where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting of the Audit Committee, provided that the Chairman of the Audit Committee is required to report to the full Audit Committee on any pre-approval determinations made in this manner at the next Audit Committee meeting. All of the services performed by Mallah Furman during the fiscal years ended June 30, 2015 and 2014 were pre-approved by the Audit Committee.

The Audit Committee has selected Mallah Furman to act as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016. However, the Audit Committee has the right to select different auditors if it deems a change to be in the Company’s best interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates, as of October 2, 2015, information about the beneficial ownership of the Company’s Common Stock by (i) each director of the Company and director nominee named in this Proxy Statement, (ii) each Named Executive Officer of the Company, (iii) all directors and executive officers of the Company as of October 2, 2015 as a group and (iv) each person who the Company knows beneficially owns more than 5% of the Company’s Common Stock. All such shares were owned directly with sole voting and investment power unless otherwise indicated. Except as otherwise indicated, the information provided in the following table was obtained from filings with the SEC and the Company pursuant to the Exchange Act. For purposes of the following table, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of the Company’s Common Stock which he or she has or shares, directly or indirectly, voting or investment power, or which he or she has the right to acquire beneficial ownership of at any time within 60 days after October 2, 2015. As used herein, “voting power” is the power to vote, or direct the voting of, shares, and “investment power” includes the power to dispose of, or direct the disposition of, shares. Unless otherwise noted, each beneficial owner has sole voting and sole investment power over the shares beneficially owned.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Symmetric Capital LLC 290 N.E. 68th Street Miami, FL 33138	3,538,294	(1)(2)	50.3%
Henry M. Nahmad 290 N.E. 68th Street Miami, FL 33138	3,538,294	(1)(2)	50.3%
Michael S. Steiner 290 N.E. 68th Street Miami, FL 33138	600,100	(3)	8.5%
Bard Associates, Inc. 135 South LaSalle Street Suite 3700 Chicago, IL 60603	495,279	(4)	7.0%
Zeff Capital, LP 1875 Century Park E. Suite 700 Los Angeles, CA 90067	487,194	(5)	6.9%
North Star Investment Management Corporation 20 N. Wacker Drive Suite 1416 Chicago, IL 60606	476,750	(6)	6.8%
Venerando J. Indelicato	149,937	(7)	2.1%
David Blyer	—		—
Lloyd Frank	24,720	(8)	*
Alan M. Grunspan	2,500		*
Todd Oretsky	—		—
Hal M. Lucas	—		—
All directors and executive officers as of October 2, 2015 as a group (7 persons)	3,715,451	(9)	52.8%

*	Less than one percent of class.

(1)	Includes a total of 700,100 shares owned by Mr. Michael Steiner and Mr. Robert Steiner as to which Symmetric and Mr. Nahmad, as the Manager of Symmetric, have voting power pursuant to the Symmetric-Steiner Stockholders Agreement described herein.
(2)	Includes 2,838,194 shares owned directly by Symmetric. Mr. Nahmad may be deemed to have voting and dispositive power over all of the shares owned by Symmetric as a result of his position as Manager of Symmetric.
(3)	The 600,100 shares owned by Mr. Michael Steiner are subject to the Symmetric-Steiner Stockholders Agreement pursuant to which Symmetric and Mr. Nahmad, as the Manager of Symmetric, have voting power over such shares.
(4)	The information for Bard Associates, Inc. is based on the Schedule 13G filed by Bard Associates, Inc. with the SEC on February 13, 2015. Bard Associates, Inc. disclosed in such Schedule 13G that it has sole voting power as to 35,000 of the shares and sole dispositive power as to all 495,279 of the shares.
(5)	The information for Zeff Capital, LP is based on the Schedule 13G/A filed by Zeff Capital, LP with the SEC on January 6, 2015.
(6)	The information for North Star Investment Management Corporation is based on the Schedule 13G filed by North Star Investment Management Corporation with the SEC on February 10, 2015. North Star Investment Management Corporation disclosed in such Schedule 13G that it has sole voting and dispositive power as to 456,900 of the shares and shared dispositive power as to 19,850 of the shares.
(7)	Represents (a) 83,718 shares (1.2% of the Company’s outstanding Common Stock) owned by Mr. Indelicato and his wife as co-trustees under his living trust under which the sole lifetime beneficiary is Mr. Indelicato and (b) 66,219 shares (0.9% of the Company’s outstanding Common Stock) owned by Mr. Indelicato and his wife as co-trustees under the living trust of Mr. Indelicato’s wife under which the sole lifetime beneficiary is Mr. Indelicato’s wife. Mr. Indelicato disclaims beneficial ownership of the shares owned by his wife’s living trust.
(8)	All shares are owned by Mr. Frank’s wife. Mr. Frank disclaims beneficial ownership of the shares owned by his wife.
(9)	Includes 90,939 shares owned by or for the benefit of the spouses of Messrs. Indelicato and Frank, as to which Messrs. Indelicato and Frank disclaim beneficial ownership.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those referred to in the accompanying Notice of Meeting, to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named as proxy holders will have the discretion to vote any shares of the Company’s Common Stock for which they hold proxies in accordance with their best judgment. If, for any reason, any of the nominees for election to the Board of Directors is not available as a candidate for director, then the persons named as proxy holders will vote any shares of the Company’s Common Stock for which they hold proxies for such other candidate(s) as may be nominated by the Board of Directors.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING
TO BE HELD ON NOVEMBER 13, 2015

This Proxy Statement (including a form of the accompanying proxy card) and the Company’s Annual Report to Stockholders for the fiscal year ended June 30, 2015 are available at www.edocumentview.com/evi.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Mallah Furman served as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2015. A representative of Mallah Furman is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

ADDITIONAL INFORMATION

Stockholder Proposals.  Proposals of stockholders intended to be presented at the Company’s 2016 Annual Meeting of Stockholders presently scheduled to be held in November 2016, and to be included in the Company’s proxy statement and form of proxy for that meeting, must be in writing, directed to the President of the Company and received by the Company at its principal executive offices, 290 N.E. 68th Street, Miami, Florida 33138, by June 14, 2016. As to any proposals intended to be presented by a stockholder without inclusion in the Company’s proxy statement and form of proxy for the Company’s 2016 Annual Meeting of Stockholders, the persons designated by the Company as proxy holders for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before August 28, 2016. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by SEC regulations.

Proxy Solicitation Costs.  The Company will bear the expense of soliciting proxies and of reimbursing brokers, banks and other nominees for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company does not currently intend to solicit proxies other than by use of the mail, but certain directors, officers and employees of the Company or its subsidiaries, without additional compensation, may solicit proxies personally or by telephone, fax, special letter or otherwise.

BY ORDER OF THE BOARD OF DIRECTORS

Henry M. Nahmad
Chairman of the Board

October 14, 2015

Appendix A

ENVIROSTAR, INC.
2015 EQUITY INCENTIVE PLAN

1. Purpose.  The purposes of the EnviroStar, Inc. 2015 Equity Incentive Plan (the “Plan”) are to attract, retain and motivate directors, officers and other employees and consultants of EnviroStar, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as hereinafter defined), to compensate them for their contributions to the growth and profits of the Company, to encourage ownership by them of stock of the Company and to align their interests with those of stockholders in the creation of long-term value.

2. Definitions.  For purposes of the Plan, the following terms shall be defined as follows:

“Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

“Annual Limit” shall have the meaning specified in Section 6(b).

“Award” means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Awards, Performance Awards, or other awards determined by the Committee.

“Award Agreement” means a written agreement or certificate granting an Award. An Award Agreement shall be executed by an officer on behalf of the Company and shall contain such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan. The Committee may in its discretion require that an Award Agreement be executed by the Participant to whom the relevant Award is made.

“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Change in Control” of the Company shall be deemed to have occurred when:

(a) any Person (other than any Person Beneficially Owning, directly or indirectly, more than twenty percent (20%) of the outstanding shares of Stock on the Effective Date, or any of their respective Affiliates or Associates, and other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any individual or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates (collectively, an “Acquiring Person”), becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the then outstanding shares of Stock or the Combined Voting Power of the Company,

(b) the majority of the Board is not composed of (i) individuals who constitute the Board on the Effective Date and (ii) individuals who became a director of the Company after the Effective Date (other than directors who are representatives or nominees of an Acquiring Person) and whose election or nomination was approved by a vote or consent of at least a majority of the directors of the Company then still in office who were either directors of the Company on the Effective Date or whose election or nomination was previously so approved, or

(c) the Company consummates (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which Persons who were the stockholders of the Company immediately prior to such reorganization, merger, consolidation or other transaction do not, immediately thereafter, own more than fifty percent (50%) of the then outstanding shares of Stock or the Combined Voting Power of the Company, Surviving Entity (as defined in Section 17) or any Parent of such Surviving Entity, (ii) a liquidation or dissolution of the Company or (iii) the sale of all or substantially all of the assets of the Company (in each case, unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), provided, however, that to the extent required for purposes of compliance with Code Section 409A, a Change in Control of the Company shall not be deemed to occur unless the event(s) that causes such Change in Control also constitutes a “change in control event” (as such term is defined in Code Section 409A and the regulations issued thereunder), with respect to the Company.

“Change in Control Price” means the price per share of Stock paid in any transaction related to a Change in Control of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

“Combined Voting Power” means the combined voting power of the Company’s or other relevant entity’s then outstanding voting securities.

“Committee” means the committee appointed by the Board to administer the Plan, which shall consist solely of two or more “Outside Directors” in accordance with Code Section 162(m), or solely of two or more “Non-Employee Directors,” in accordance with Rule 16(b)-3 of the Exchange Act.

“Covered Employee” means, for a given fiscal year of the Company, any Participant whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by Code Section 162(m).

“Effective Date” means the date specified in Section 20(k).

“Eligible Individuals” means the individuals described in Section 6(a) who are eligible for Awards under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

“Fair Market Value” means, as of a date of determination, the closing sales price for such Stock (or the closing bid, if no sales were reported) on the NYSE MKT or any other established stock exchange or quotation system, as applicable, on such date of determination (or the last market trading day prior to such date of determination if such date of determination is not a trading day), as reported in the Wall Street Journal or such other source as the Board deems reliable. If the Fair Market Value cannot be determined pursuant to the foregoing, then the Fair Market Value shall be determined by the Board in good faith. Fair Market Value relating to the exercise price or base price of any Non-409A Stock Option or SAR shall conform to requirements under Code Section 409A.

“409A Awards” means Awards that constitute a deferral of compensation under Code Section 409A and regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards. For purposes of the Plan, Stock Options, SARs, and Restricted Stock are intended to be Non-409A Awards.

“Incentive Stock Option” means a Stock Option which is an “incentive stock option” within the meaning of Code Section 422 and is not otherwise designated by the Committee as a non-qualified stock option in an Award Agreement.

“Nonqualified Stock Option” means a Stock Option which is not an Incentive Stock Option.

“Parent” means any corporation which is a “parent corporation” within the meaning of Code Section 424(e) with respect to the relevant entity.

“Participant” means an Eligible Individual to whom an Award has been granted under the Plan.

“Performance Award” means an award granted pursuant to Section 13.

“Performance Period” means a fiscal year of the Company or such other period that may be specified by the Committee in connection with the grant of a Performance Award.

“Person” means any individual, entity or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

“Restricted Stock” means Stock granted under the Plan which is subject to certain restrictions and to a risk of forfeiture.

“Restricted Stock Unit” or “RSU” means a right, granted under the Plan, to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

“Section 424 Employee” means an employee of the Company or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Stock Options in a transaction to which Code Section 424(a) applies.

“Stock” means the Common Stock, par value $0.025 per share, of the Company.

“Stock Appreciation Right” or “SAR” means an Award to receive all or some portion of the appreciation on shares of Stock granted to an Eligible Individual pursuant to Section 9.

“Stock Award” means an Award of shares of Stock granted to an Eligible Individual pursuant to Section 12.

“Stock Option” means an Award to purchase shares of Stock granted to an Eligible Individual pursuant to Section 8.

“Subsidiary” means (i) any corporation which is a “subsidiary corporation” within the meaning of Code Section 424(f) with respect to the Company or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

“Substitute Award” means an Award granted upon assumption of, or in substitution or resubstitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or Stock.

3. Administration of the Plan.

(a) Power and Authority of the Committee.  The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, to (i) select Participants from the Eligible Individuals, (ii) make Awards in accordance with the Plan, (iii) determine the number of Shares subject to each Award or the cash amount payable in connection with an Award, (iv) determine the terms and conditions of each Award, including, without limitation, those related to vesting, performance goals, exchange, surrender, cancelation, termination, forfeiture, acceleration, payment, price or other consideration, and exercisability, and the effect, if any, of a Participant’s cessation of employment with the Company, or, subject to Section 17, of a Change in Control, on the outstanding Awards granted to such Participant, and including, without limitation, the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not prejudicial to the rights of such Participant in such Award, including the authority to re-price previously granted Stock Options or SARs and/or substitute new Awards for previously granted Awards, which previously granted Awards may contain less favorable terms, including, in the case of Stock Options and/or SARs, higher exercise prices, (v) specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards, (vi) construe and interpret any Award Agreement delivered under the Plan, (vii) subject to the provisions of the Plan, prescribe, amend and rescind rules and procedures relating to the Plan, (viii) vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions, (ix) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, delegate to one or more officers of the Company some or all of its authority under the Plan, except where such delegation of authority is prohibited under the Code, and (x) make all other determinations and formulate such procedures as may be necessary or advisable for the administration of the Plan.

(b) Plan Construction and Interpretation.  The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(c) Determinations of Committee Final and Binding.  All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all Persons interested herein.

(d) Liability of Committee.  No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan, except such individual’s own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In the performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company’s officers, accountants and counsel and any other Person the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4. Duration of Plan.  The Plan shall remain in effect until terminated by the Board and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Stock or the payment of cash or are terminated under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after the tenth anniversary of the Effective Date.

5. Shares of Stock Subject to the Plan.  Subject to adjustment as provided in Section 16, the number of shares of Stock that may be issued under the Plan pursuant to Awards shall not exceed one million five hundred thousand (1,500,000) shares of Stock (the “Maximum Limit”). Such shares may be either authorized but unissued shares, treasury shares or any combination thereof. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

(a) the Maximum Limit shall be decreased by the number of shares of Stock subject to outstanding Awards granted under the Plan, provided, however, that, for purposes of this Section 5(a), any shares underlying Substitute Awards shall not be counted against the Maximum Limit; and

(b) the Maximum Limit shall be increased by the number of shares of Stock subject to an Award (or portion thereof) granted under the Plan which lapses, expires or is otherwise canceled, forfeited or terminated without the issuance of such shares or is settled by the delivery of consideration other than shares (without limiting the generality of the foregoing, for purposes of this Section 5, only the net shares of Stock issued upon a Stock-for-Stock exercise of a Stock Option shall be counted against the Maximum Limit).

6. Eligibility and Certain Limitations on Awards.

(a) Eligibility Criteria.  Awards may be granted by the Committee to individuals (“Eligible Individuals”) who are directors, officers or other employees or consultants of the Company or a Subsidiary with the potential to contribute to the future success of the Company or its Subsidiaries. An individual’s status as a member of the Committee will not affect his or her eligibility to participate in the Plan. Incentive Stock Options may only be granted to Section 424 Employees.

(b) Per-Person Award Limitations.  In each calendar year during any part of which the Plan is in effect, an Eligible Individual may be granted Awards under the Plan up to his or her Annual Limit. A Participant’s Annual Limit, in any calendar year during any part of which the Participant is then eligible under the Plan, shall equal five hundred thousand (500,000) shares, subject to adjustment as provided in Section 16. In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying applicable law (including, without limitation, Treasury Regulation 1.162-27(e)(4)), an Eligible Individual may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Eligible Individual’s Annual Limit, which for this purpose shall equal two million dollars ($2,000,000) (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For purposes this Section 6(b), (i) “earning” means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant’s Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

(c) Limitations on Incentive Stock Options.  Shares of Stock in an amount up to the Maximum Limit may be subject to grants of Incentive Stock Options.

7. Awards Generally.  Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Awards, or other awards determined by the Committee. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the Award. Among other things, the vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option or SAR first becomes exercisable, provided, however, that, in the case of each of the preceding clauses (i), (ii) and (iii) of this Section 7, such actions may only be taken to the extent permitted by Code Section 409A. The date of a Participant’s cessation of employment for any reason shall be determined in the sole discretion of the Committee. The Committee shall also have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant’s cessation of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award. Notwithstanding anything to the contrary set forth herein or in any Award Agreement, (a) if any Participant ceases for any reason to be employed by the Company but continues to serve as an Outside Director of the Company, then such Participant shall retain his or her Awards upon the original terms and conditions thereof, provided, however, that if such Participant thereafter ceases to serve as an Outside Director of the Company, then the aforementioned provisions of this clause (a) of this Section 7 shall no longer apply and such Award shall thereafter be subject to the post-separation exercise provisions applicable to such Award, with the applicable post-separation exercise period commencing as of the date such Participant ceases to be an Outside Director, and (b) if any Participant who is not an employee thereafter becomes an employee, then such Participant shall retain his or her Award upon the original terms thereof.

8. Stock Options.

(a) Terms of Stock Options Generally.  Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase the number of shares of Stock specified in the applicable Award Agreement and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. Upon satisfaction of the conditions to exercisability specified in the applicable Award Agreement, a Participant shall be entitled to exercise the Stock Option in whole or in part and to receive, upon satisfaction or payment of the exercise price, the number of shares of Stock in respect of which the Stock Option shall have been exercised. The Committee may designate Stock Options as either Nonqualified Stock Options or Incentive Stock Options. Stock Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall automatically be re-designated as Nonqualified Stock Options on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation by the Committee, Stock Options granted under the Plan will be deemed to be Nonqualified Stock Options.

(b) Exercise Price.  The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement, provided, that the exercise price per share shall be no less than one hundred percent (100%) of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided, however, that the excess of (A) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award over (B) the aggregate exercise price thereof, does not exceed the excess of (Y) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over (Z) the aggregate exercise price of such shares.

(c) Stock Option Term.  The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement, provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the Stock Option is granted.

(d) Method of Exercise.  Upon the exercise of any Stock Option, the exercise price shall be payable to the Company in full in cash or its equivalent; provided, however, that the Committee may, in its discretion, also permit the exercise of a Stock Option by the holder thereof tendering previously acquired shares of Stock having an aggregate Fair Market Value on the date prior to the date of exercise equal to the total exercise price, or by any other means which the Committee, in its discretion, determines is sufficient to provide legal consideration for the shares of Stock, and to be consistent with the purposes of the Plan.

(e) Limitations on Incentive Stock Options.  Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

(i) Limitation on Grants.  The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed one hundred thousand dollars ($100,000). Stock Options granted to such individual in excess of such limitation, and any Stock Options issued subsequently which first become vested and exercisable in the same calendar year, shall automatically be treated as Non-Qualified Stock Options.

(ii) Minimum Exercise Price.  In no event may the exercise price of a share of Stock subject an Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of such share of Stock on the grant date.

(iii) Ten Percent Stockholder.  Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Stock Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent (10%) of the total Combined Voting Power of all classes of stock of the Company, such Incentive Stock Options (A) must have an exercise price per share of Stock that is at least one hundred ten percent (110%) of the Fair Market Value as of the grant date of a share of Stock and (B) must not be exercisable after the fifth anniversary of the grant date.

9. Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to the terms and conditions established by the Committee in connection with the Award thereof and specified in the applicable Award Agreement. The base price per share of Stock subject to a Stock Appreciation Right shall be no less than one hundred percent (100%) of the Fair Market Value per share of Stock on the date of grant. Upon satisfaction of the conditions to the payment specified in the applicable Award Agreement, each Stock Appreciation Right shall entitle a Participant to an amount, if any, equal to the Fair Market Value of a share of Stock on the date of exercise over the Stock Appreciation Right base price specified in the applicable Award Agreement. At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in Shares, cash or a combination thereof. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and, to the extent the related Stock Option shall be exercisable, shall have the same term and base or exercise price as the related Stock Option. In no event shall the term of a Stock Appreciation Right exceed a period of ten (10) years from the date of grant.

10. Restricted Stock.  The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(a) Grant and Restrictions.  Except as provided herein, Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination, at such times, under such circumstances (including, without limitation, based on achievement of performance goals and/or future service requirements), in such installments or otherwise, and under such other circumstances as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including, without limitation, the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). Notwithstanding the foregoing, Restricted Stock as to which vesting is based on, among other things, the achievement of one or more performance conditions shall not become vested until the attainment of such performance conditions, except as otherwise specified in the Award Agreement or as permitted in accordance with the terms hereof in the event of a Change in Control.

(b) Forfeiture.  Except as otherwise determined by the Committee, upon cessation of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited without consideration and reacquired by the Company; provided that the Committee may provide in any Award Agreement, or may otherwise determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including, without limitation, in the event of terminations resulting from specified causes, provided that such action does not cause an Award intended to qualify as “performance-based compensation” for purposes of Code Section 162(m) to fail to qualify as “performance-based compensation.”

(c) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of such certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(d) Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (i) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, (ii) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates or (iii) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Restricted Stock Units, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend, and other cash or property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

11. Restricted Stock Units.  The Committee is authorized to grant RSUs to Participants, subject to the following terms and conditions:

(a) Award and Restrictions.  Subject to Section 11(b), RSUs shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may determine, which restrictions may lapse separately or in combination, at such times, under such circumstances (including, without limitation, based on achievement of performance conditions and/or future service requirements), in such installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. A Participant granted RSUs shall not have any of the rights of a stockholder, including, without limitation, the right to vote, until Stock shall have been issued in the Participant’s name pursuant to the RSUs, except that the Committee may provide for dividend equivalents pursuant to Section 11(c).

(b) Limitation on Vesting and Payouts.  The grant, issuance, retention, vesting and/or settlement of RSUs shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee. Notwithstanding anything to the contrary contained herein, unless provided otherwise in the Award Agreement, RSUs shall be paid (i) on or after the first (1st) day of the fiscal year of the Company immediately following the fiscal year of the Company in which the RSUs are first no longer subject to a substantial risk of forfeiture as such term is defined in Code Section 409A and the regulations issued thereunder, and (ii) on or before the seventy-fifth (75th) day of the fiscal year of the Company immediately following the fiscal year of the Company in which the RSUs are first no longer subject to a substantial risk of forfeiture as such term is defined in Code Section 409A and the regulations issued thereunder. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of RSUs subject to continued employment, passage of time and/or such performance conditions as deemed appropriate by the Committee.

(c) Dividend Equivalents.  At the discretion of the Committee, dividend equivalents on the specified number of shares of Stock covered by an Award of RSUs may be either (i) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends or (ii) deferred with respect to such RSUs, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect. Notwithstanding anything to the contrary contained herein, the right to dividend equivalents shall at all times until the date of payment be subject to a substantial risk of forfeiture as such term is defined in Code Section 409A and the regulations issued thereunder.

12. Stock Awards.  Stock Awards shall consist of one or more shares of Stock granted or offered for sale to an Eligible Individual, and shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Agreement. The shares of Stock subject to a Stock Award may, among other things, be subject to vesting requirements or restrictions on transferability.

13. Performance Awards.

(a) General.  Performance Awards may be denominated as a cash amount, number of shares of Stock or specified number of other Awards, or a combination of the foregoing, which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 13(b) and 13(c) in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m).

(b) Performance Awards Granted to Covered Employees.  If the Committee determines that a Performance Award to be granted to an Eligible Individual who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal and other terms set forth in this Section 13(b).

(i) Performance Goals Generally.  The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13(b). The performance goal shall be objective and shall otherwise meet the requirements of Code

Section 162(m) and regulations thereunder, including, without limitation, the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Performance Goals.  The performance goal(s) may be based on one or more of the following: (A) earnings per share; (B) total or net revenue; (C) revenue growth; (D) operating income; (E) net operating income after tax; (F) pre-tax or after-tax income; (G) cash flow; (H) cash flow per share; (I) net income; (J) EBIT; (K) EBITDA; (L) adjusted EBITDA; (M) profit growth; (N) return on equity; (O) return on assets; (P) return on capital employed; (Q) economic value added (or an equivalent metric); (R) core earnings; (S) share price performance or other measures of equity valuation; (T) other earnings criteria or profit-related return ratios; (U) total shareholder return; (V) market share; (X) expense levels; (Y) working capital levels; and/or (Z) strategic business objectives, consisting of one or more objectives based on meeting specified cost, profit, operating profit, sales, revenue, cash or cash generation targets or measures, or goals, including those relating to business expansion, business development, acquisitions or divestitures, including successful mergers or acquisitions of other companies or assets and any cost savings or synergies associated therewith, successful dispositions of assets, Subsidiaries, divisions or departments of the Company or any of its Subsidiaries, successful financing efforts, and debt reduction. Performance goals may be (1) stated in absolute terms, (2) based on one or more business criteria that apply to the Participant, one or more Subsidiaries, business units or divisions of the Company or any of its Subsidiaries, or the Company as a whole, (3) relative to other companies or specified indices, (4) achieved during a period of time, or (5) as otherwise determined by the Committee. Unless otherwise stated, a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In measuring performance goals, the Committee may exclude certain extraordinary, unusual or non-recurring items, provided that such exclusions are stated by the Committee at the time the performance goals are determined.

(iii) Performance Period; Timing for Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period as specified by the Committee. A performance goal shall be established not later than the earlier of (A) ninety (90) days after the beginning of any performance period applicable to such Performance Award provided that the outcome is substantially uncertain at the time the Committee actually establishes the performance goal or (B) the time twenty-five percent (25%) of such performance period has elapsed.

(iv) Performance Award Pool.  The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 13(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 13(b)(iii). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Settlement of Performance Awards; Other Terms.  Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the Committee’s discretion. Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of cessation of employment by a Participant or other event (including, without limitation, a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c) Written Determinations.  Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing in the case of Performance Awards intended to qualify under Code Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Code Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

14. Other Awards.  The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Stock, for the acquisition or future acquisition of Stock, or any combination thereof. Other Awards shall also include, among other things, cash payments (including, without limitation, the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

15. Certain Provisions Applicable to Awards.

(a) Form and Timing of Payment under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of a Stock Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided, however, that Awards intended to be Non-409A Awards remain so, and those that are 409A Awards are in compliance with the permissible payout options pursuant to Code Section 409A.

(b) Certain Limitations on Awards to Ensure Compliance with Code Section 409A.  For purposes of this Plan, references to an Award term or event (including, without limitation, any authority or right of the Company or a Participant) being “permitted” under Code Section 409A mean, for a 409A Award, that the term or event will not cause the Participant to be liable for payment of interest or a tax penalty under Code Section 409A and, for a Non-409A Award, that the term or event will not cause the Award to be treated as subject to Code Section 409A. Notwithstanding any other provisions of the Plan, the terms of any 409A Award and any Non-409A Award, including, without limitation, any authority of the Committee and rights of the Participant with respect to the Award, shall be limited to those terms permitted under Code Section 409A, and any terms not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform with Code Section 409A. For this purpose, notwithstanding any other provisions of the Plan, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A, and any distribution subject to Code Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Code Section 409A(a)(2)(B)(i) shall not occur earlier than the earliest time permitted under Code Section 409A(a)(2)(B)(i) and distribution shall be made, or commence to be made, as the case may be, on the date that is six months and one day after the separation from service. Notwithstanding any other provisions of the Plan, the Company does not guarantee to any Participant or any other Person that any Award intended to be exempt from Code Section 409A shall be so exempt, nor that any Award intended to comply with Code Section 409A shall so comply, nor will the Company indemnify, defend or hold harmless any Participant or other Person with respect to the tax consequences of any such failure.

(c) Compliance with Code Section 162(m).  It is the intent of the Company that Stock Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 13(b) shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Section 13(b) and including, among other things, the definition of “Covered Employee” and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. Notwithstanding the foregoing, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a Participant or other individual designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award Agreement relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other Person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

16. Change in Capitalization.  Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, reverse stock split, split-up, spin-off, combination or exchange of shares or any other extraordinary or unusual corporate event affecting the Stock, the Committee shall make such adjustments as it determines may be equitably required (in the form determined by the Committee in its sole discretion) to prevent diminution or enlargement of the rights of Participants under the Plan, including, among other things, with respect to the aggregate number of shares of Stock for which Awards in respect thereof may be granted under the Plan, the number of shares of Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof. The Committee’s determination as to the adjustments required shall be final and binding on the Company and all Participants.

17. Change in Control.  Unless otherwise provided in an Award Agreement, upon a Change in Control, the Committee shall have the discretion to cause (a) all Stock Options and Stock Appreciation Rights then outstanding to become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (b) all restrictions and conditions of all Restricted Stock, Restricted Stock Units, and Stock Awards then outstanding to lapse as of the date of the Change in Control, and (c) to the extent permissible and not in violation of the terms of the performance-based exception of Code Section 162(m), Performance Awards to be deemed to have been fully earned as of the date of the Change in Control. In addition to and without limiting the generality of the foregoing, the Committee may in its sole and absolute discretion provide on a case by case basis that (i) that all Awards shall terminate in connection with a Change in Control, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested (as determined at the time of the Change in Control) Award in whole or in part, (ii) that all Awards shall terminate in connection with a Change in Control, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested (as determined at the time of the Change in Control) portion of the Award net of the exercise price thereof (if applicable), (iii) that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds net of the exercise price (if applicable) and (iv) any combination of (i), (ii) and (iii). If an Award remains outstanding following a Change in Control involving a merger of, or consolidation involving, the Company in which the Company (A) is not the surviving corporation (the “Surviving Entity”) or (B) becomes a wholly owned subsidiary of the Surviving Entity or any Parent thereof, then each outstanding Stock Option granted under the Plan and not exercised (a “Predecessor Option”) will be converted into an option (a “Substitute Option”) to acquire common stock of the Surviving Entity or its Parent, which Substitute Option will have substantially the same terms and conditions as the Predecessor Option, with appropriate adjustments as to the number and kind of shares and exercise prices.

18. Amendment of the Plan.  The Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part. Notwithstanding the foregoing, if approval of the stockholders of the Company is required to comply with any applicable law or stock exchange rule, then any such termination, modification, suspension or amendment shall not be effective without stockholder approval.

No termination, modification, suspension or amendment of the Plan shall adversely affect the rights of a Participant under any Awards previously granted to him or her, without the consent of such Participant. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Award to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

19. Change in Status as a Subsidiary.  Unless otherwise provided in an Award Agreement, in the event that an entity which was previously a Subsidiary of the Company ceases to be a Subsidiary, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion: (a) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Award Agreement and this Plan; and/or (iii) treat the employment or other services of a Participant employed by such entity as terminated if such Participant is not employed by the Company or any entity that is a Subsidiary immediately after such event.

20. Miscellaneous.

(a) Tax Withholding.  No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled with Stock, including, without limitation, Stock that is part of the Award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant.

(b) No Right to Grants or Employment.  No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, or interfere in any way with the right of the Company or a Subsidiary to terminate or otherwise cease the employment of any of its employees at any time, with or without cause.

(c) Unfunded Plan.  The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu thereof with respect to awards hereunder.

(d) Other Employee Benefit Plans.  Awards granted to a Participant, and payments received by a Participant in respect of Awards, under the Plan shall not be included in, have any effect on, or be deemed compensation for purposes of computing benefits under, any other employee benefit plan or similar arrangement provided by the Company.

(e) Securities Law Restrictions.  The Committee may require each Eligible Individual purchasing or acquiring shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any other applicable federal or state securities law, and the rules, regulations and requirements of the NYSE

MKT or any other securities exchange upon which the Stock is then listed, and, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws. Each Person acquiring shares of Stock in respect of Awards under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

(f) Compliance with Rule 16b-3.

(i) The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

(ii) Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

(g) Non-transferability.  No Award or other right or interest of a Participant under the Plan or any Award Agreement shall be pledged, hypothecated or otherwise encumbered, or subject to any lien, obligation or liability of such Participant to any Person (other than the Company or a Subsidiary), or assigned or transferred by such Participant (other than by will or the laws of descent and distribution or to a beneficiary upon the death of a Participant), and such Awards or other rights or interests that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights and interests (other than Incentive Stock Options and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (which may include limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission), provided, further, that no such transfer may occur for consideration. A beneficiary, transferee, or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(h) Award Agreement.  In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(i) Expenses.  The costs and expenses of administering the Plan shall be borne by the Company.

(j) Applicable Law.  Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflicts of law principles.

(k) Effective Date.  The Plan shall be effective as of November 13, 2015, (the “Effective Date”), subject to stockholder approval of the Plan at the Company’s 2015 annual meeting of stockholders held on such date.

EnviroStar

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all of the director nominees listed in Proposal 1 and FOR Proposal 2.

1. Election of Seven Directors

01 - Henry M. Nahmad	02 - Michael S. Steiner	03 - Venerando J. Indelicato
04 - David Blyer	05 - Hal M. Lucas	06 - Alan M. Grunspan
07 - Todd Oretsky		

+

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

	For	Against	Abstain
2. Approval of the EnviroStar, Inc. 2015 Equity Incentive Plan	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign your name or names exactly as set forth hereon. When stock is in the name of more than one person, each such person should sign the proxy. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

026LRC

IMPORTANT ANNUAL MEETING INFORMATION

THE PROXY STATEMENT AND THE ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT: http://www.edocumentview.com/EVI

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

EnviroStar

REVOCABLE PROXY — EnviroStar, Inc.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS NOVEMBER 13, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Henry M. Nahmad, Michael S. Steiner and Venerando J. Indelicato, and each of them acting alone, proxies, with full power of substitution, to represent the undersigned and vote as designated on the reverse all of the shares of Common Stock of EnviroStar, Inc. held of record by the undersigned as of the close of business on October 2, 2015 at the Annual Meeting of Stockholders of EnviroStar, Inc. to be held on November 13, 2015 (including any adjournments or postponements thereof) and with discretionary power upon such other business as may come before the meeting, hereby revoking any proxies heretofore given.

Each properly executed proxy will be voted in the manner directed on the reverse by the undersigned shareholder. If no direction is made, the shares represented by this proxy will be voted "FOR" all seven director nominees listed in Proposal 1 and "FOR" Proposal 2.

Stockholders who desire to have stock voted at the meeting are requested to fill in, date, sign and return this proxy. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Stockholders may obtain directions to be able to attend the meeting and vote in person by telephoning the Company at 305-754-4551.

(Continued and to be signed on the reverse side)